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                                                                    Exhibit 23.3


               CONSENT OF MEMBER-ELECT OF THE BOARD OF DIRECTORS

     I consent to being named as a member-elect of the board of directors of ACLARA BioSciences, Inc. in the Registration Statement on Form S-1 filed by ACLARA BioSciences, Inc. and in all amendments thereto.

     /s/ ERIC S. LANDER
     -----------------------
     Eric S. Lander